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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               February 10, 1998
                Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                  1-2572                       73-1520922
(State or other jurisdiction     (Commission                   (IRS Employer
       of incorporation)         File Number)                Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Items 1 - 4.      Not Applicable.

Item 5.           Other Events.

                  ONEOK, Inc. (the Company) announced the sale of its interest in 11 gas processing plants located in Western Oklahoma to Koch Midstream Processing Company, a subsidiary of Koch Industries Inc., of Wichita, Kansas.

                  On February 3, 1998, the Company issued a press release, a copy of which is attached hereto as exhibit 1.a and incorporated herein by reference.

Items 6.          Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
Exhibits.

Exhibit
No.               Description

1.a               Press release issued by ONEOK, Inc. dated February 3, 1998.

Item 8 - 9.       Not Applicable








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 10th of February, 1998.


                                        ONEOK, Inc.


                                        By:  Jerry D. Neal
                                             -------------------------------
                                             Vice President, Chief Financial
                                             Officer, and Treasurer











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                                INDEX TO EXHIBITS

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
1.a               Press Release February 10, 1998